Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This Second Amendment (“Amendment”) is made as of the 9th day of February, 2007 by and between Tufco, L.P. (“Borrower”), Tufco Technologies, Inc. (“Parent”), Associated Bank Green Bay, NA, U.S. Bank, NA and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) (collectively the “Banks”) with JPMorgan Chase Bank, N.A. serving individually as a Bank and as Agent for itself and the other Banks.
RECITALS
     The parties entered into a Credit Agreement dated as of May 20, 2004, as amended, (“Credit agreement”).
     The parties desire to amend the Credit Agreement as set forth herein.
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	In Article 1, Section 1.1 of the Credit Agreement the meaning of “Multibank Revolving Commitments” is changed to read as follows:

“Multibank Revolving Commitments” means the commitments by the Banks to the Borrower with respect to the Multibank Revolving Commitments described in Section 2.1 of this Agreement in the aggregate principal amount of Fourteen Million Dollars ($14,000,000) at any one time outstanding up to but not exceeding the proportionate amounts set forth opposite the name of each Bank on the signature pages hereto under the heading “Revolving Commitments” or in the most recent Assignment and Acceptance executed by such Bank, as the same may be reduced or terminated pursuant to Section 2.6 or Section 13.2”

3.	This Amendment is a modification only and not a novation.

4.	Except for the above stated amendment, the Credit Agreement shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof.

5.	The parties acknowledge and agree that this Amendment is limited to the terms above stated and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement. The parties hereby specifically ratify and affirm the terms and provisions of the Credit Agreement except as herein changed. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Banks’ part to grant other or future amendments, should any be requested.

6.	The Borrower agrees to pay all fees and out of pocket disbursements incurred by the Banks in connection with this Amendment.
IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BORROWER AND PARENT:

TUFCO, L.P.

By:	Tufco, LLC, its
Managing General Partner

By: Tufco Technologies, Inc.
Its Sole Managing Member

By: /s/ Michael B. Wheeler
Michael B. Wheeler
Authorized Officer for the
Managing Member

TUFCO TECHNOLOGIES, INC.

By: /s/ Michael B. Wheeler
Michael B. Wheeler
Chief Financial Officer, Vice President
and Secretary

AGENT:

Revolving Commitments:	JPMORGAN CHASE BANK, N.A., individually as a Bank and as the Agent
$4,666,667 — Multibank Revolving Commitment
$1,000,000 — Bank One Individual Revolving Commitment

By:	/s/ Mark J. Fischer
Mark J. Fischer, Vice President

Revolving Commitment:	BANK: ASSOCIATED BANK GREEN BAY, NA
$3,888,890 — Multibank Revolving Commitment

By:	/s/ Stephen E. Pasowicz
Printed Name: Stephen E. Pasowicz
Title: Vice President

Revolving Commitment:	BANK: U.S. BANK, NA
$5,444,443 — Multibank Revolving Commitment

By:	/s/ Paul M. Hultgren
Paul M. Hultgren, Vice President

     The undersigned Guarantors consent to the foregoing Amendment and acknowledge the continuing validity and enforceability of the Guaranties.

GUARANTORS: TUFCO TECHNOLOGIES, INC.
By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

TUFCO LLC By: Tufco Technologies, Inc. Its Sole Member
By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Authorized Officer of the Managing Member

HAMCO MANUFACTURING AND DISTRIBUTING LLC
By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President and CFO

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